UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  8/19/2015

Commission file number: 000-54046

GREENPLEX SERVICES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0856924
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

2525 E. 29th Ave.

Ste. 10-B

Spokane, WA 99223

(Address of principal executive offices)

(208) 591-3281

(Registrant’s telephone number)

_________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)  Departures of Directors

On August 19, 2015, the Board of Directors of Greenplex Services, Inc., accepted the resignation of Mark Hutchison as Director.  The resignation is effective August 19, 2015.

There were no disagreements between Mr. Hutchison and our Board of Directors regarding any business practices or procedures.

(b)  Departures of Principal Officers

On August 19, 2015, the Board of Directors of Greenplex Services, Inc., accepted the resignation of Mark Hutchison as Vice President of Operations and Secretary of the Company.  The resignation is effective August 19, 2015.

There were no disagreements between Mr. Hutchison and our Board of Directors regarding any business practices or procedures.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  September 2, 2015

 GREENPLEX SERVICES, INC.

By:

/s/  Dale Robbins

Dale Robbins

President